Exhibit 99.2

Targeting Metabolic Dysfunction with Novel Therapies to Treat M ASH, Acne & Cancer May 2025

2 May 2025 Forward - Looking Statements and Disclaimer This presentation contains forward - looking statements within the meaning of, and made pursuant to the safe harbor provisions of, The Private Securities Litigation Reform Act of 1995 . All statements contained in this document, other than statements of historical facts or statements that relate to present facts or current conditions, including but not limited to, statements regarding possible or assumed future results of operations, business strategies, research and development plans, regulatory activities, the presentation of data from clinical trials, Sagimet’s clinical development plans and related anticipated clinical development milestones, market opportunity, competitive position and potential growth opportunities are forward - looking statements . These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward - looking statements . In some cases, you can identify forward - looking statements by terms such as “may,” “will,” “should,” “would,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “believe,” “estimate,” “predict,” “potential,” or “continue” or the negative of these terms or other similar expressions . The forward - looking statements in this presentation are only predictions . These forward - looking statements speak only as of the date of this presentation and are subject to a number of risks, uncertainties and assumptions, some of which cannot be predicted or quantified and some of which are beyond our control, including, among others : the clinical development and therapeutic potential of denifanstat or any other drug candidates we may develop ; our ability to advance drug candidates into and successfully complete clinical trials , the risk the topline clinical trials may not be predictive of, and may differ from final clinical data and later - stage clinical trials ; our ability to advance drug candidates into and successfully complete clinical trials within anticipated timelines ; that unfavorable new clinical trial data may emerge in other clinical trials of our product candidates ; that clinical trial data are subject to differing interpretations and assessments, including by regulatory authorities ; our relationship with Ascletis , and the success of its development efforts for denifanstat ; the accuracy of our estimates regarding our capital requirements ; and our ability to maintain and successfully enforce adequate intellectual property protection . These and other risks and uncertainties are described more fully in the “Risk Factors” section of our most recent filings with the Securities and Exchange Commission (SEC) and available at www . sec . gov . You should not rely on these forward - looking statements as predictions of future events . The events and circumstances reflected in our forward - looking statements may not be achieved or occur, and actual results could differ materially from those projected in the forward - looking statements . Moreover, we operate in a dynamic industry and economy . New risk factors and uncertainties may emerge from time to time, and it is not possible for management to predict all risk factors and uncertainties that we may face . Except as required by applicable law, we do not plan to publicly update or revise any forward - looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise .

3 May 2025 Leadership Team with Proven Development and Commercialization Experience Dave Happel President & CEO >20 years of experience in executive leadership in biotech and pharma Brought multiple innovative healthcare products to the market Eduardo Martins CMO >20 years of leadership of large - scale multinational clinical trials & global teams in pharma and biotech Led clinical development team of cenicriviroc for MASH Thierry Chauche CFO >20 years of financial and operational leadership experience in finance and healthcare companies Elizabeth Rozek General Counsel >20 years of legal experience including executive leadership of legal, IP and compliance functions in biopharma and biotech Rob D’Urso Senior Vice President of New Products >20 years of US and global leadership experience in dermatology Marie O'Farrell Senior Vice President of R&D >20 years of experience in R&D and translational medicine in biopharma and biotech Successfully guided development for multiple clinical programs

4 May 2025 Sagimet at a Glance • Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated MOA with the potential to target multiple underserved diseases • Strong clinical data demonstrates denifanstat’s proof of concept across multiple disease states Unique MOA: FASN Inhibition • Denifanstat directly targets the 3 key drivers of MASH (metabolic dysfunction - associated steatohepatitis) – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endp oints with significant reduction in fibrosis • Pre - clinical data demonstrated synergistic effect of combination of FASN inhibitor and resmetirom • Phase 1 clinical trial to evaluate the pharmacokinetics ථ (PK) and tolerability of a co mbination of denifanstat and resmetirom planned to initiate in 2H 2025; data readout expected 1H 2026 Denifanstat in MASH TVB - 3567 in Acne • Our follow - on FASN inhibitor, TVB 3567, received Investigational New Drug (IND) clearance in March 2025 • First - in - human Phase 1 clinical trial for development of an acne indication expected to initiate 2H 2025

5 May 2025 Strong IP, Cash Position, and Collaboration Potential • Phase 3 clinical trial in patients with moderate to severe acne vulgaris in progress in China • Topline results expected in 2Q2025 • Phase 3 clinical trial in recurrent glioblastoma multiforme (GBM) in combination with bevacizumab in progress in China • Denifanstat: • Method of use patent — 2036; potential PTE to 2041 • Composition of matter patent — 2032 • Combination of denifanstat and resmetirom: • Application filed 2024; if granted — 2044; potential PTE to 2048 • TVB - 3567: • Method of use application for TVB - 3567 for acne filed 2025; if granted — 2046 • Composition of matter patent — 2035; potential PTE to 2038 Cash Position • Nasdaq: SGMT; $144.6M of cash, cash equivalents and marketable securities as of 03/31/2025 Strategic Collaboration with Ascletis in Acne & Cancer IP Portfolio

6 May 2025 Expected Milestone / Status Stage of Development Indication Therapeutic Area Phase 3 Phase 2 Phase 1 Preclinical Phase 2b positive topline data announced 1Q2024 ; FDA Breakthrough Therapy designation; Phase 3 F2/F3 ready MASH Metabolic Disease Phase 1 hepatic impairment results reported 1Q 2024 Phase 1 clinical PK trial initiation planned 2H 2025 Phase 1 FIH in acne expected to initiate 2H 2025; IND cleared in 1Q2025 Acne Dermatology Phase 3 clinical study enrollment completed in Nov 2024; topline results expected in 2Q2025* Identifying FASN - dependent tumor types for potential FASN inhibitor development Solid tumors Oncology Phase 3 enrollment of 120 patients achieved in 3Q2023 * Recurrent glioblastoma (GBM) Development Pipeline: Multiple Indications and Clinical Milestones * Trials conducted in China by Ascletis , who has licensed development and commercialization rights to all indications in Greater China Denifanstat Denifanstat TVB - 3567 Denifanstat (ASC40) TVB - 3567 Denifanstat (ASC40) Denifanstat Denifanstat/resmetirom

7 May 2025 MASH: A Burgeoning Epidemic 1 Estes, et al. 2018; http://dx.doi.org/10.1016/j.jhep.2018.05.036 . Note: MASH, or metabolic dysfunction - associated steatohepatitis, was formerly known as NASH, or nonalcoholic steatohepatitis Disease challenges Estimated Patients in 20 30 1 United States 100.9 million Hepatocellular carcinoma Cirrhosis F4 25 thousand annual cases among MASLD population 3.5 million compensated and decompensated 27.0 million 10.6 million MASH • Complex disease with h eterogeneous patient population • Significant opportunity for differentiated MOA MASLD Metabolic Dysfunction - Associated Liver Disease MASH Metabolic Dysfunction - Associated Steatohepatitis MASH mod - adv F ibrosis F2 - F3

8 May 2025 Sagimet’s lead drug candidate, denifanstat, is a specific and potent inhibitor of FASN that functions through three independent mechanisms in MASH : FASN Inhibition Addresses Three Independent Mechanisms of MASH Development and Progression Blocking steatosis via inhibiting de novo lipogenesis in hepatocytes Reducing inflammation via preventing immune cell activation Blunting fibrosis via inhibiting stellate cell activation 1 2 3 INFLAMMATION FIBROSIS STEATOSIS Hepatocyte Kupffer cell Stellate cell CIRRHOSIS MALIGNANCY FASN FASN FASN Denifanstat

9 May 2025 FASN Inhibition Directly Blocks Human Liver Stellate Cell Function Stellate cells require DNL for fibrogenesis Denifanstat blocks stellate cell activation Denifanstat directly inhibits fibrogenic activity Primary human stellate cell assay Denifanstat • Stimulated by TGF - beta to activate fibrogenesis • Denifanstat showed similar inhibition to positive control ALK5 inhibitor *p<0.05. FASNi directly inhibits fibrosis published in O'Farrell et al.,2022. Scientific Reports. 12:15661 DNL: de novo lipogenesis vehicle Alk5i 30 nM 100 nM 300 nM 1000 nM 0 20 40 60 Collagen / total protein (μg/mg) * * * * Denifanstat

10 May 2025 Treatment Goals for MASH Across Fibrosis Staging F4 (Compensated) F3 F2 F1 MASH STAGING Risk Staging based on: • Fat • Inflammation • Fibrosis • Liver & CV Events Primary Treatment Objectives Primary Therapeutic Interventions (based on Primary Objectives) Improve Glycemic Control / Improve Dyslipidemia / Reduce Weight Resolve Steatohepatitis Prevent Progression to Cirrhosis Prevent Decompensation Metabolic & Obesity Drugs* Metabolic* & Anti - Fibrotic Drugs Potent Anti - Fibrotic Drugs Prevent Fibrosis Progression / Induce Fibrosis Regression LOW MEDIUM HIGH VERY HIGH Kusi et al. Endocrine Practice 28 (2022) 528 - 562. Rinella et al. Hepatology. 2023 May 01; 77(5): 1797 – 1835. Tacke et al. Journal of Hepatology, July 2024. vol. - 4 | 1 – 51 *Metabolic drugs are anticipated to be background therapy for obesity and type 2 diabetes, until clinical data support use i n M ASH

Strong MASH Data Creates Opportunities to Reach Advanced Patient Populations

12 May 2025 FASCINATE - 2: Biopsy Trial Design Focused on Histological Endpoints AI: Artificial Intelligence, MRI - PDFF; magnetic resonance imaging derived proton density fat fraction, NAS; NAFLD Activity Score . • Biopsy confirmed F2 - F3 MASH patients (n=168) • 52 weeks, 2:1 randomization to 50mg or placebo, double - blind • Single pathology reader: Dr. Pierre Bedossa • AI digital pathology: HistoIndex Primary endpoints • NAS ≥2 points improvement w/o worsening of fibrosis • MASH resolution + NAS ≥2 improvement w/o worsening of fibrosis Selected secondary endpoints • Improvement in liver fibrosis ≥1 stage without worsening of MASH as assessed by biopsy • Digital AI pathology • MRI - PDFF: absolute decrease, % change from baseline, % pts ≥30% reduction from baseline (responders) FASCINATE - 2 Phase 2b trial design Screening Placebo Denifanstat (50 mg) 0 26 52 Study Weeks Baseline Interim Final MRI - PDFF Biomarkers Biopsy MRI - PDFF Biomarkers MRI - PDFF Biomarkers Biopsy

13 May 2025 FASCINATE - 2: Baseline Characteristics Were Typical of the F2/F3 MASH Population Denifanstat , n=81 Placebo, n=45 Parameter 56.1 (+/ - 10.8) 59.6 (+/ - 10.9) Age , years 48 (59%) 27 (60%) Sex , female 73 (90%) 41 (91%) Race , White 27 (33%) 15 (33%) Ethnicity , Hispanic or Latino 34.6 (+/ - 6.1) 36.5 (+/ - 6.7) BMI , kg/m 2 55 (68%) 27 (60%) Type 2 diabetes 57 (+/ - 29) 67 (+/ - 33) ALT (alanine aminotransferase) U/L 48 (+/ - 29) 52 (+/ - 27) AST (aspartate aminotransferase) U/L 16.6 (+/ - 7.1) 19.0 (+/ - 7.0) Liver Fat Content (MRI - PDFF) , % 63 (78%) 34 (76%) Baseline liver biopsy NAS ≥ 5 34 (42%) / 47 (58%) 22 (49%) / 23 (51%) Baseline liver biopsy F2/F3 38 (47%) 21 (47%) Statin (at baseline) 12 (15%) 4 (9%) GLP1 - RA (at baseline) 96 ( +/ - 34) 103 ( +/ - 39) LDL , mg/dL 173 ( +/ - 79) 153 ( +/ - 67) Triglycerides , mg/dL 9.6 ( +/ - 0.8) 9.8 ( +/ - 0.8) ELF (Enhanced Liver Fibrosis) Score 0.6 (0.20) 0.6 (0.19) FAST ( Fibroscan AST) Score Modified intent - to - treat population (mITT) includes all patients with paired biopsies. Data are mean (SD) or n (%)

14 May 2025 Primary Endpoints: Liver Biopsy Cochran - Mantel - Haenszel Test – two sided at the 0.05 significance level. * ≥1 - point improvement in ballooning or inflammation. Denifanstat Achieved Statistical Significance at Week 52 NAS ≥ 2 points improvement* w/o worsening of fibrosis p=0.0001 MASH resolution + NAS ≥ 2 improvement w/o worsening of fibrosis ITT population mITT population Placebo n=56 Denifanstat n=112 16% 38% Placebo n=56 Denifanstat n=112 11% 26% Placebo n=45 Denifanstat n=81 20% 52% Placebo n=45 Denifanstat n=81 13% 36% ITT population mITT population % Response % Response % Response % Response p=0.0173 p=0.0044 p=0.0003 p=0.0035

15 May 2025 Secondary Endpoints: Liver Fibrosis and MASH Resolution Cochran - Mantel - Haenszel Test – Two sided at the 0.05 significance level Denifanstat Achieved Statistical Significance at Week 52 18% 41% Placebo n=45 Denifanstat n=81 % response Improvement in liver fibrosis ≥ 1 stage & no worsening of MASH at Week 52 p=0.0102 mITT population Resolution of MASH w/o worsening of fibrosis p= 16% 38% Placebo n=45 Denifanstat n=81 % response p=0.0043 mITT population

16 May 2025 Secondary Endpoints: Liver Fibrosis *One sided at the 0.05 significance level, **Two sided at the 0.05 significance level Denifanstat Achieved Statistically Significant Improvement of Fibrosis p - value Denifanstat Placebo Subgroup Fibrosis Endpoints 0.040** 30% 14% ITT > 1 stage improvement in fibrosis w/o worsening of MASH 0.0102** 41% 18% mITT 0.0032** 49% 13% F3 0.0065** 20% 2% mITT > 2 stage improvement in fibrosis w/o worsening of MASH 0.0065** 34% 4% F3 0.0386* 5% 11% mITT Progression to cirrhosis (F4)

17 May 2025 Additional Fibrosis Analysis Using AI - based Digital Pathology Digital Imaging Showed that Denifanstat Significantly Reduced Fibrosis in Advanced Patients Pre - Treatment Pt A NASH - CRN Fibrosis stage F3 Post - Treatment Pt A NASH - CRN Fibrosis stage F1 Denifanstat 0.10 - 0.30 Placebo n=45 Denifanstat n=81 LS mean change qFibrosis Continuous Value Change from Baseline p=0.0023 *One sided at the 0.05 significance level

18 qFibrosis Zonal Analysis Demonstrated that Denifanstat Improves Parameters Linked to Liver Outcomes Zone 1 Zone 2 Zone 3 Central Vein Portal Vein HA BD Response at the individual zonal parameter level was defined as ”at least” 30% relative decrease from baseline. FASCINATE - 2, AASLD 2024 Fibrosis Improvement by Zones (Response Rate Ratio) -1 0 1 2 3 4 5 6 Portal Peri-Portal Zone 2 Peri-Central Peri-CV Favors Denifanstat Favors Placebo p= 0.023 p= 0.028 Changes in periportal and portal zones have been correlated with liver outcomes and mortality by analysis of liver biopsies (n=452) from SteatoSITE study 1 1 Kendall TJ et al. Liver Int. 2024;44:2511 - 2516.

19 May 2025 1 Kamm DR and McCommis KS. doi : 10.1113/JP281061. 2 Sheka AC, et al. doi:10.1001/jama.2020.2298. 3. CLIN - 009 data on file. 4. Loomba, et al. doi : 10.1016/S2468 - 1253(24)00246 - 2 5.HistoIndex FASCINATE - 2 data on file Differentiated Mechanism of Action • In vitro data demonstrates that denifanstat reduces pro - fibrotic signaling in stellate cells , suggesting that denifanstat has the potential to remove fibrotic scar tissue and reestablish the basal extracellular matrix ( ECM ) scaffold even in cirrhotic (F4) patients 1 • Hepatocytes continue to be functional, and patients frequently have increased liver fat Clinical Data • PK profiles in cirrhotic (F4) patients in the Phase 1 impaired hepatic function study 3 • Positive impact on advanced fibrosis in patients in FASCINATE - 2 4 , including qF4 (quantification of fibrosis stage 4) patients based on AI - based digital pathology 5 Next Step • Potential Phase 2 proof of concept in F4 patients Denifanstat Potential in Cirrhotic (F4) Patients ~20% of Patients Progress to Cirrhosis 2 MASH MASH with fibrosis Histological features of MASH Steatosis > 5% Hepatocyte ballooning Lobular inflammation Cirrhosis

20 May 2025 Source: FASCINATE - 2 HistoIndex data on file 85% of qF4 Patients on Denifanstat Showed 1 to 2 - Stage Reductions in Fibrosis • AI may detect fibrosis regression at an earlier point in time, compared to conventional pathology • qF4 population (defined on AI platform by HistoIndex ) are likely the most advanced subgroup of F3 patients in Phase 2b study (n=3)  (n=3)  (n=13)  (n=13)  Placebo qF4 at baseline  Denifanstat qF4 at baseline qFibrosis continuous value qFibrosis continuous value 11/13 (85%) qF4 patients decreased by 1 or 2 qfibrosis stages measured by AI - based pathology 5/11 of qF4 patients showed > 1 stage fibrosis regression, with 4 of these being 2 - stage, measured by conventional pathology

21 May 2025 Patient Subset on Stable GLP1 - RA at Baseline: Liver Biopsy Cochran - Mantel - Haenszel Test – One sided at the 0.05 significance level. mITT population GLP patients were on stable dose for 6 months prior to first biopsy Denifanstat Improved MASH Resolution and Fibrosis Resolution of MASH w/o worsening of fibrosis Improvement in liver fibrosis ≥ 1 stage w/o worsening of MASH 0% 42% Placebo + GLP1 n=4 Denifanstat + GLP1 n=12 % response 0% 42% Placebo + GLP1 n=4 Denifanstat + GLP1 n=12 % response p=0.034 p=0.103 AI digital pathology results also supports fibrosis improvement in patients receiving GLP1 and denifanstat

22 May 2025 FASCINATE - 2: Safety Denifanstat Was Generally Well - Tolerated • No DILI (drug - induced liver injury) signal and no muscle wasting were detected, and GI (gastrointestinal) effects were comparabl e to placebo • AE of hair thinning stabilized with a 2 - to - 4 week dose pause and then reversed with down titration or study completion • Consistent with other MASH - related medications, only 7% of patients discontinued from the study with hair thinning • In previous clinical studies of denifanstat, 2% of the patients experienced hair thinning at 50mg Total (n=168) Denifanstat 50mg (n=112) Placebo (n=56) Event n (%) 145 (86.3) 99 (88.4) 46 (82.1) Any adverse event (AE) 71 (42.3) 51 (45.5) 20 (35.7) Adverse event related to denifanstat or placebo 16 (9·5) 13 (11.6) 3 (5.4) Serious adverse event 25 (14.9) 22 (19.6) 3 (5.4) TEAE leading to study drug discontinuation Adverse events affecting ≥ 10% of patients 25 (14.9) 19 (17.0) 6 (10.7) COVID - 19 18 (10.7) 10 (8.9) 8 (14.3) Dry eye 23 (13.7) 21 (18.8) 2 (3.6) Hair thinning

23 May 2025 Denifanstat Decreased Liver Fat by MRI - PDFF and Reduced FAST Score > 30% reduction: Cochran - Mantel - Haenszel Test. Relative reduction: Mixed - effects Model for Repeated Measures. mITT population. Two sided at the 0.05 significance level. Denifanstat Achieved Statistical Significance p<0.0001 21% 65% Placebo n=38 Denifanstat n=69 % response p<0.0001 MRI - PDFF ≥ 30% Relative Reduction, Week 52 FAST Change from Baseline - 0.10 - 0.10 - 0.20 - 0.30 LS mean change p<0.0001 p<0.0001 Week 26 Week 52 Placebo n=42 Denifanstat n=76 Placebo n=40 Denifanstat n=73 Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population.

24 March 2025 Secondary Endpoints: Liver Enzymes Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. mITT population Denifanstat Decreased ALT and AST Levels ALT Percent Change from Baseline AST Percent Change from Baseline - 2.70 - 16.20 - 23.10 - 30.60 LS mean change p=0.015 p=0.030 0.00 - 12.00 - 20.60 - 26.80 LS mean change p=0.018 p=0.027 Week 26 Week 52 Week 26 Week 52 Placebo n=45 Denifanstat n=80 Placebo n=43 Denifanstat n=80 Placebo n=45 Denifanstat n=79 Placebo n=43 Denifanstat n=80

25 March 2025 Cardiometabolic Health mITT population. Mixed - effects Model for Repeated Measures – Two sided at the 0.05 significance level. *p<0.05, **p<0.01, ***p<0.001 1 For LDL - c, baseline > 100 mg/dL. Denifanstat Decreased LDL - c Levels and Increased Polyunsaturated Triglycerides LDL - c 1 Change from Baseline Saturated TG Polyunsaturated TG Week 26 Week 52 p>0.05 Mean change, mg/dL n=27 n=32 - 1.80 - 9.10 - 12.60 - 23.10 Placebo Denifanstat p>0.05 - 1.80 n=27 n=32 p>0.05

26 May 2025 Denifanstat Reduced De Novo Lipogenesis Two sided at the 0.05 significance level , ITT population Tripalmitin : • A saturated triglyceride which is a biomarker of DNL inhibition • Reduced by denifanstat as early as week 4 of treatment Next steps • Continue the development of tripalmitin and additional markers as potential biomarker(s) of treatment response for denifanstat Tripalmitin Change from Baseline Placebo n=52 Denifanstat n=111 Placebo n=51 Denifanstat n=107 - 2.2 LS mean change (ug/mL) - 2.4 - 0.4 - 0.1 P=0.005 Week 4 Week 13 p=0.001 p=0.005

27 May 2025 Precision Medicine: Blood Tests May Lead to Improved Patient Outcomes 1Signature has 6 metabolites: ursodeoxycholic acid, DL - 2 - aminocaprylic acid, sarcosine, glycoursodeoxycholic acid, D( - ) - 2 - aminobutyric acid, PC(0 - 18:0/22:4). Accuracy 79%, PPV 88%, NPV 63%. • MASH is a multi - faceted disease and patients may benefit from being matched with optimal treatments • Two approaches using blood tests are undergoing further evaluation • Drug response: 1 - 2 months after taking drug, tripalmitin identifies patients responding to drug treatment • P otential p redictive marker: before taking drug, signature of 6 blood metabolites enriches for responders 1 Blood test for predictive marker denifanstat denifanstat denifanstat Clinical response rate On - treatment 1 - 2 months Pre - treatment Clinical response rate Blood test for drug response (e.g. tripalmitin )

28 May 2025 Mechanism of Action Supports Combination Therapy Opportunity MOA - Mechanism of Action Combination therapy potential: • Denifanstat MOA that is complementary to other MOAs – THR - beta, GLPs • Opportunity for fixed dose combinations with other oral medications Potential improved clinical outcome for patients with combination therapy of denifanstat + fat burners Hypothesis: distinct and complementary mechanisms of the combination lead to synergistic effect Sagimet selected resmetirom for preclinical combination studies in mouse models Fibrosis (stellate cell) Liver fat (hepatocyte) Indirect – due to decreased liver fat and lipotoxicity Direct - increases fatty acid oxidation Resmetirom Direct – decreases fibrogenesis in stellate cells, liver fat and toxicity Direct - decreases de novo lipogenesis Denifanstat

29 May 2025 Phase 1 Clinical Pharmacokinetic (PK) Drug Interaction Trial Planned with Denifanstat and Resmetirom Objectives • Phase 1 clinical trial to measure pharmacokinetics of denifanstat and of resmetirom when co - administered, compared to monotherapy of each drug • Once daily oral administration as monotherapy or co - administered • Measure and compare multiple PK parameters • Assess tolerability when co - administered • Subject to consultation with regulatory authorities, plan to initiate in second half of 2025 Outcome • Define the range of dose levels of denifanstat and of resmetirom to conduct combination trials in MASH patients

FASN Inhibition Offers Potential Benefit in Multiple Indications

31 May 2025 FASN Also Plays a Key Role in Other Diseases With Significant Unmet Need FASN in cancer Supports t umor survival Enables t umor proliferation Establishes r esistance to drugs FASN in acne Increases sebum production Exacerbates sebum composition Cancer cell Membrane synthesis, intracellular signaling, protein modification Sebocyte Sebum production Palmitate Lipid building block FASN

32 May 2025 DNL Pathway Plays a Critical Role in the Pathogenesis of Acne Sebum is a significant part of acne pathogenesis • Acne is associated with sebum over production by sebocytes in the skin • Sebocytes rely on DNL/FASN to produce >80% of key sebum lipids such as palmitate and sapienic acid FASN is an attractive therapeutic target for acne • Acne clearance is directly associated with reduced sebum production • Denifanstat directly reduced cutaneous (skin) sebum DNL lipids in two Phase 1 studies FASN Palmitate Lipid synthesis Sebum production Hair Skin Surface Sebum (oil) Inflammation Sebaceous gland Skin With Acne Skin Without Acne Pimple Sebaceous gland

33 May 2025 Blackheads Whiteheads Papules & Pustules Cysts & Nodules Acne US Market Overview Acne market in dermatology is large and highly aligned to a FASN inhibitor TPP value proposition 5.1 million US acne patients are treated by dermatologists annually (total US acne market is 50 million people ) 1 2 • Acne is the #1 or #2 patient concern in dermatology offices and 65%+ of patients in dermatology offices have private insurance 3 • Although acne treatments are currently available, d ermatologists are open to new therapies ( Seysara ® Tablets & Winlevi ® Cream) • T here is no cure for acne ; due to its pathology, most patients require chronic management and multiple courses for flare control annually Acne patients visiting a dermatologist are highly aligned to our TPP’s value proposition and positioning 3 • 70 % of patients presenting to dermatologists have moderate to severe disease 3 • Approximately 70% of patients have inflammatory lesions, and 16% of patients are post - menopausal women 3 1 Bickers DR, Lim HW, Margolis D, Weinstock MA, Goodman C, Faulkner E et al. The burden of skin diseases: 2004 a joint projec t o f the American Academy of Dermatology Association and the Society for Investigative Dermatology. Journal of the American Academy of Dermatology 2006;55:490 - 500 2 American Academy of Dermatology/Milliman. Burden of Skin Disease. 2017. www.aad.org/BSD 3 Sagimet market research conducted in July 2024 among 50 dermatologists, data on file

34 May 2025 Clinical Data Support Mechanism of Action of a FASN Inhibitor in Acne • FASN inhibitor demonstrated a >90% reduction in sebum lipids by day 15 1 • FASN inhibitor maintained the reduced level of sebum lipids through the entire study 1 • FASN inhibitor demonstrated a dose responsive impact on sebum lipids 1 I n multiple Phase 1 trials, FASN inhibitor demonstrated a decrease in DNL sebum lipids 1,2 1 EASL 2017, Duke et al. /https://sagimet.com/wp - content/uploads/2017/05/3VBIO_EASLposter.pdf, Falchook et al. EClinicalMedicine 34 (2021) 100797 Days on therapy (# of subjects) 2 AASLD 2016, Duke et al., https://sagimet.com/wp - content/uploads/2016/11/2016_AASLD_FASN_NASH_36x60_v10.pdf Phase 1 oncology trial Sebutape ® assessment of cutaneous sebum lipids 1

35 May 2025 EFFICACY RESULTS – 12 WEEKS 75 mg n=45 50 mg n=44 25 mg n=45 Placebo n=45 - 48.4% ** - 51.5% ** - 49.5% ** - 34.9% Total lesions^ - 49.4% * - 56.7% ** - 54.7% ** - 36.5% Inflammatory lesions^ - 46.5 - 46.6% - 44.4% - 35.0% Non - inflammatory lesions^ 22.2% 31.8% 31.1% 15.6% IGA (2 - grade improvement) Ascletis Announced Positive Phase 2 Clinical Data in Acne Phase 3 Trial – Enrollment Completed * p<0.05. ** p<0.01. ^Lesion data are mean relative reduction from baseline to 12w, n= number in cohort. Ascletis has exclusive rights to denifanstat in Greater China 2 9 Multi - Center, Placebo - Controlled Phase 3 clinical trial of denifanstat (ASC40) in moderate to severe acne initiated by Ascletis in 4Q2023; enrollment completed in Nov 2024; topline results expected in 2Q2025 Denifanstat Phase 2 in acne by Ascletis in China Phase 3 ongoing by Ascletis in China

36 May 2025 A double - blind, randomized, placebo - controlled trial to assess the safety, tolerability, pharmacokinetics and pharmacodynamics of single and multiple ascending doses of TVB - 3567 in healthy and acne participants • Includes sebum analysis as pharmacodynamic readout SAD = Single ascending dose MAD = Multiple ascending dose Each SAD/MAD cohort planned to include 6 participants on active and 2 on placebo. * Lipidomic analysis with focus on FASN - deriv ed lipids. Planned to initiate 2H 2025 TVB - 3567 FIH Phase 1 Study Design Sebutape Sebumeter Quantity of Sebum Quality* of Sebum PLANNED # of PARTICIPANTS DESIGN PART ~56 SAD A ~12 Food effect B ~32 MAD* C ~28 MAD/ACNE* D

37 May 2025 FASN Is Integral to Tumor Cell Proliferation and Surviv al KRASM – KRAS mutant. KRASWT - KRAS wild type FASN dependence • Certain cancers are dependent on DNL/FASN for proliferation especially downstream of driver oncogenes • Strategy kill tumor cells and/or avoid drug resistance by combination of FASN inhibitor with drugs that inhibit driver oncogenes Dietary fatty acids cannot compensate for de novo synthesized palmitate Specific oncogenic drivers are FASN - dependent Prevents lipid peroxidation and stress induced death Palmitate RTK e.g. MET , VEGFR Saturated fatty acids for lipid rafts and membranes Protein modification and localization/ function Receptor localization and signaling Acetyl - CoA Malonyl - CoA pS6 mTOR AKT PI3K KRAS - 4A Lipid rafts FASN Foundational Phase 1 • 136 heavily pretreated patients received denifanstat • Recommended Phase 2 dose defined • Promising clinical activity consistent with proposed mechanism • KRASM NSCLC patients had significantly longer duration on study with denifanstat than KRASWT (p<0.02), and 91% KRASM had stable disease

38 May 2025 GBM Prostate HCC NSCLC KRASM Cancer Program Focuses on 4 FASN - Dependent Tumor Types *Brenner et al., 2023; **Wang at al., 2022; ***GBM (glioblastoma), HCC (hepatocellular carcinoma), KRASM (mutant KRAS), NSCLC ( non small cell lung cancer) Phase 3 ongoing In China by Ascletis , denifanstat combination with bevacizumab Positive investigator sponsored Phase 2 results * Phase 3 enrollment of 120 patients achieved in 3Q2023 Status Type Phase 1 ongoing Investigator Sponsored at Weill Cornell, denifanstat combination with enzalutamide Phase 1 results expected 4Q2025 Translational work ongoing Patient selection strategy by bioinformatics on primary samples Positive preclinical combination results** Phase 2 - ready Preclinical and clinical evidence Positive preclinical combination with KRAS inhibitor*** Encouraging monotherapy Phase 1 results with denifanstat Phase 2 - ready

39 May 2025 Sagimet at a Glance • Our lead molecule, denifanstat, is a novel fatty acid synthase (FASN) inhibitor with a differentiated MOA with the potential to target multiple underserved diseases • Strong clinical data demonstrates denifanstat’s proof of concept across multiple disease states Unique MOA: FASN Inhibition • Denifanstat directly targets the 3 key drivers of MASH (metabolic dysfunction - associated steatohepatitis) – liver fat, inflammation, and fibrosis • Successful outcome of Phase 2b trial; met both primary endp oints with significant reduction in fibrosis • Pre - clinical data demonstrated synergistic effect of combination of FA SN inhibitor and resmetirom • Phase 1 clinical trial to evaluate the pharmacokinetics ථ (PK) and tolerability of a combi nation of denifanstat and resmetirom planned to initiate in 2H 2025; data readout expected 1H 2026 Denifanstat in MASH TVB - 3567 in Acne • Our follow - on FASN inhibitor, TVB 3567, received Investigational New Drug (IND) clearance in March 2025 • First - in - human Phase 1 clinical trial for development of an acne indication expected to initiate 2H 2025